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                              PROSPECTUS SUPPLEMENT
                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                             IN CONNECTION WITH ITS
                              LLAC VARIABLE ACCOUNT
                      (LIBERTY LIFE'S SPECTRUM SELECT PLUS
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT)

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2002

                                       ***


The following information is a supplement to the information provided under the heading "CONTRACT BENEFITS AND RIGHTS - Optional Insurance Benefits" on page 37 of the prospectus:

     LEVEL TERM INSURANCE. This Agreement provides additional term life insurance coverage on the primary Insured or an additional Insured for a specified period of 10 or 20 years. Coverage and benefits under this Agreement terminate at the end of the specified period. Cost of insurance charges for this Agreement are guaranteed to remain level for the duration of the Agreement. You may exchange this Agreement for a new Contract for the covered Insured without evidence of insurability during the first 5 years for a 10-year term Agreement, and during the first 10 years for a 20-year term Agreement. In addition, if you convert this Agreement on or after its first anniversary, or before its fifth anniversary, we will contribute a conversion credit toward the premium for the new Contract. The addition of a level term insurance Agreement does not affect the withdrawal charge on your Contract.

The following information is a supplement to the information provided under the heading "DEDUCTIONS AND CHARGES - Cost of Insurance Charge" on page 45 of the prospectus:

     Additional rating classes were introduced on March 30, 2003, which may result in a lower cost of insurance charge for some Insureds in preferred classifications. These new rating classifications are only available for Contracts issued after March 30, 2003, or for Contract changes made after March 30, 2003, that require underwriting of Insureds in preferred rating classes. Rates under Contracts issued on or prior to that date remain the same.


Supplement Dated March 30, 2003                                       FPV 200343